UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2017

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and twelve months ended December 31, 2016 and certain other information regarding its derivative instruments.

The following table summarizes net derivative gains and losses that Pioneer expects to record in its earnings for the three and twelve months ended December 31, 2016:

DERIVATIVE LOSSES, NET
(in millions)

	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2016
Noncash changes in fair value:
Oil derivative losses	$(202)	$(751)
NGL derivative losses	(1)	(16)
Gas derivative losses	(32)	(90)
Diesel derivative losses	(1)	—
Interest rate derivative gains	14	6
Total noncash derivative losses, net	(222)	(851)

Net cash receipts on settled derivative instruments:
Oil derivative receipts	137	609
NGL derivative receipts (payments)	(2)	5
Gas derivative receipts	12	67
Diesel derivative receipts	2	2
Interest rate derivative receipts	7	7
Total cash receipts on settled derivative instruments, net	156	690
Total derivative losses, net	$(66)	$(161)

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of January 16, 2017:

	2017				Year Ending December 31,
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	2018
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts:
Volume	6,000	6,000	6,000	6,000	—
NYMEX Price:
Ceiling	$70.40	$70.40	$70.40	$70.40	$—
Floor	$50.00	$50.00	$50.00	$50.00	$—
Collar contracts with short puts:
Volume	119,000	129,000	147,000	155,000	20,000
NYMEX price:
Ceiling	$61.36	$61.19	$62.03	$62.12	$65.14
Floor	$48.67	$48.46	$49.81	$49.82	$50.00
Short put	$40.65	$40.45	$41.07	$41.02	$40.00
Rollfactor swap contracts (a):
Volume	13,111	20,000	20,000	20,000	—
NYMEX roll price	$(0.32)	$(0.32)	$(0.32)	$(0.32)	$—
Basis swap contracts (b):
Midland-Cushing index swap volume	—	—	—	3,000	740
Price differential ($/Bbl)	$—	$—	$—	$(0.65)	$(0.65)
Average Daily NGL Production Associated with Derivatives:
Butane swap contracts (c):
Volume (Bbl)	—	2,000	2,000	—	—
Price	$—	$34.86	$34.86	$—	$—
Ethane collar contracts (d):
Volume (Bbl)	3,000	3,000	3,000	3,000	—
Price:
Ceiling	$11.83	$11.83	$11.83	$11.83	$—
Floor	$8.68	$8.68	$8.68	$8.68	$—
Butane collar contracts with short puts (c):
Volume	—	2,000	2,000	—	—
Index price:
Ceiling	$—	$36.12	$36.12	$—	$—
Floor	$—	$29.25	$29.25	$—	$—
Short put	$—	$23.40	$23.40	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	190,000	190,000	190,000	190,000	57,397
NYMEX price:
Ceiling	$3.51	$3.51	$3.51	$3.51	$3.51
Floor	$2.93	$2.93	$2.93	$2.93	$2.85
Short put	$2.46	$2.46	$2.46	$2.46	$2.33
Basis swap contracts:
Mid-Continent index swap volume (e)	45,000	45,000	45,000	45,000	—
Price differential ($/MMBtu)	$(0.32)	$(0.32)	$(0.32)	$(0.32)	$—
Permian Basin index swap volume (f)	40,000	—	—	—	—
Price differential ($/MMBtu)	$0.37	$—	$—	$—	$—
__________

(a)
Represent swap contracts that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swap contracts that fix the basis differential between Midland, Texas WTI-posted prices and Cushing, Oklahoma WTI-posted prices.

(c)	Represent swap contracts and collar contracts with short puts that reduce the price volatility of butane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(e)
Represent swap contracts that fix the basis differentials between the index price at which the Company sells its Mid-Continent gas and the NYMEX Henry Hub index price used in collar contracts with short puts.

(f)	Represent swap contracts that fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in southern California.

Interest rate derivatives. During the fourth quarter of 2016, the Company terminated interest rate derivative contracts on a notional amount of $150 million for cash proceeds of $7 million. As of January 16, 2017, the Company was party to interest rate derivative contracts whereby the Company will receive the three-month LIBOR rate for the 10-year period from December 2017 through December 2027 in exchange for paying a fixed interest rate of 1.81 percent on a notional amount of $100 million on December 15, 2017.

Marketing derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swap contracts to mitigate price risk. As of January 16, 2017, the Company does not have any marketing derivatives outstanding.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: January 17, 2017